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                                                                    EXHIBIT 20.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                              Distribution Date: 4/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                   0.00
            Class B Principal Payment                   0.00
            Class C Principal Payment                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                   0.00
            Class B Principal Payment                   0.00
            Class C Principal Payment                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement      749,166.67
            Class B Note Interest Requirement       76,961.81
            Class C Note Interest Requirement      134,240.83
                      Total                        960,369.31

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement         0.99889
            Class B Note Interest Requirement         1.23139
            Class C Note Interest Requirement         1.67056

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance        750,000,000
            Class B Note Principal Balance         62,500,000
            Class C Note Principal Balance         80,357,000

(iv)   Amount on deposit in Owner Trust
       Spread Account                            8,928,570.00

(v)    Required Owner Trust Spread
       Account Amount                            8,928,570.00



                                           By:
                                                           --------------------

                                           Name:           Patricia M. Garvey
                                           Title:          Vice President


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